UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2006

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-228-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 25, 2006, Bancinsurance Corporation (the "Company") issued a press release announcing that it has filed amended Quarterly Reports on Form 10-Q/A for the periods ended June 30, 2004 and September 30, 2004, its Annual Report on Form 10-K for the year ended December 31, 2004, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, with the U.S. Securities and Exchange Commission. A copy of this press release is attached hereto as Exhibit 99.1.

The Company intends to distribute to its shareholders of record and certain customers and agents its Annual Report on Form 10-K for the year ended December 31, 2004, together with a letter to the Company’s shareholders, customers and agents. A copy of the form of this letter is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Press Release dated January 25, 2006
99.2 Form of Letter to Shareholders, Customers and Agents

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

January 25, 2006	By:	/s/ John S. Sokol

Name: John S. Sokol
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 25, 2006
99.2	Form of Letter to Shareholders, Customers and Agents